EXHIBIT 32.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Form 10-K/A amending the report on Form 10-K of Kid Castle Educational Corporation filed with the Securities and Exchange Commission on April 15, 2005 (the “Report”) by Kid Castle Educational Corporation (the “Registrant”), the undersigned hereby certifies that:

1. To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

DATE: March 7, 2007	BY:	/s/ Min-Tan Yang
MIN-TAN YANG CHIEF EXECUTIVE OFFICER

DATE: March 7, 2007	BY:	/s/ Suang-Yi Pai
SUANG-YI PAI CHIEF FINANCIAL OFFICER